SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): August 25, 2003


                           HAEMONETICS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)


         Massachusetts                 1-10730             04-2882273
         -------------                 -------             ----------
(State or other jurisdiction of   (Commission File       (IRS Employer
 incorporation or organization)        Number)       Identification Number)


                        400 Wood Road
                        Braintree, MA                  02184
               (Address of principal executive      (Zip Code)
                          offices)


      Registrant's telephone number, including area code (781) 848-7100


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Item 5.  Other Events and Regulation FD Disclosure
-------  -----------------------------------------

On August 25, 2003, Haemonetics Corporation (the "Company") announced the election of Lawrence C. Best, Senior Vice President and Chief Financial Officer of Boston Scientific Corporation, to its Board of Directors. The election was effective as of August 22, 2003.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------


         (c)   Exhibits.
               ---------

               99.1   Press Release of the Company dated August 25, 2003.


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAEMONETICS CORPORATION


Date: August 25, 2003                     By: /s/Ronald J. Ryan
                                             ------------------
                                          Ronald J. Ryan, Senior Vice
                                          President and Chief Financial
                                          Officer


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